EXHIBIT 10.7

                             AMENDMENT NO. 1 TO
              ASHLAND INC. SUPPLEMENTAL EARLY RETIREMENT PLAN
                           FOR CERTAIN EMPLOYEES
                   JULY 1, 2003 AND AS AMENDED THEREAFTER


         WHEREAS, effective for compensation deferred to calendar year 2005 and thereafter, there are new rules governing the tax consequences of such deferrals;
         WHEREAS, the Company desires to comply with such new rules;
         NOW, THEREFORE, effective December 31, 2004, the Plan is frozen and no additional benefits will accrue hereunder. Benefits accrued hereunder through December 31, 2004 shall remain subject to all of the rules, terms and conditions in effect for the Plan as of December 31, 2004.
         IN WITNESS WHEREOF, this Amendment to the Plan is executed this 20th day of December, 2004.


ATTEST:                                   ASHLAND INC.

/s/ David L. Hausrath                     By:/s/ Susan B. Esler
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Secretary                                 Vice President, Human Resources